                                                                   EXHIBIT 99.1

                          $594,781,837 (APPROXIMATE)
                            RECREATIONAL, EQUIPMENT
                              AND CONSUMER TRUST
                                 SERIES 1997-B

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

     Set forth below is information regarding certain retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment having a principal balance of $99,999,638.92 as of the Cut-off Date (the "Contracts"). The Contracts represent all of the Subsequent Contracts which will be conveyed by the Company to the Trust on the Closing Date in connection with the above-captioned offering. Information with respect to the Initial Contracts is as set forth in the Prospectus Supplement dated June 18, 1997 relating to the above-captioned offering. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

     The Contracts were originated between January 1997 and June 1997. The Contracts (i) had a remaining maturity, as of the Cutoff Date, of at least 11 months, but not more than 240 months, (ii) had an original maturity of at least 12 months, but not more than 240 months, (iii) had an original principal balance of at least $2,000.17 and not more than $1,330,000.00, (iv) had a remaining principal balance as of the Cutoff Date of at least $1,955.11 and not more than $1,330,000.00, and (v) had a contractural rate of interest of at least 8.50% and not more than 20.5%.

                         Characteristics of Contracts

                                                                                                   Weighted                 Weighted
                                                                % of                  Weighted      Average     Weighted    Average
                      Number                    Scheduled       Pool       Average    Average      Original      Average    Loan-to-
                        of           %          Principal     Principal   Principal   Contract     Scheduled    Remaining    Value
   Asset Type       Contracts    Contracts       Balance       Balance     Balance      Rate         Term        Term(1)     Ratio
   ----------       ---------    ---------      ---------     ---------   ---------   --------     ---------    ---------   --------
Aircraft.........       113         1.77%     $15,886,144.81    15.89%   $140,585.35     9.74       146.65       146.65        89%
Trucks...........       273         4.28       18,959,155.26    18.96      69,447.46    11.05        49.88        49.84        93
Recreational
 Vehicles........       976        15.31       15,980,869.65    15.98      16,373.84    10.43       144.50       144.37        81
Motorcycles......     2,067        32.43       17,716,645.69    17.72       8,571.19    13.47        64.45        64.28        83
Keyboards........       122         1.91        1,250,489.55     1.25      10,249.91    11.56        72.16        72.16        79
Marine Products..     1,562        24.51       21,131,174.29    21.13      13,528.28    11.06       131.81       131.64        84
Horsetrailers....       386         6.05        3,863,473.21     3.86      10,009.00    11.64       118.84       118.68        83
Sport Vehicles...       876        13.74        5,211,686.46     5.21       5,949.41    15.90        55.54        55.37        84
                      -----       ------       -------------   ------      ---------    -----       ------       ------        --
   Total.........     6,375       100.00%     $99,999,638.92   100.00%    $15,686.22    11.45       103.51       103.40        86%
                      =====       ======       =============   ======      =========    =====       ======       ======        ==

______________
(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.



                GEOGRAPHICAL CONCENTRATION OF CONTRACTS


                                                                 PRINCIPAL             % OF
                            NUMBER OF         PERCENT OF          BALANCE              POOL
                         CONTRACTS AS OF      NUMBER OF            AS OF             PRINCIPAL
STATE(1)                   CUTOFF DATE        CONTRACTS         CUTOFF DATE           BALANCE
--------                 ---------------      ----------      ---------------      -------------
Alabama.................       135               2.12%        $  3,372,356.00           3.37%
Alaska..................         4                .06              108,865.75            .11
Arizona.................       328               5.15            4,316,353.02           4.32
Arkansas................        22                .35              797,223.47            .80
California..............     1,137              17.83           17,008,061.69          17.02
Colorado................       123               1.93            2,307,691.47           2.31
Connecticut.............        95               1.49              821,913.74            .82
Delaware................        12                .19              201,422.52            .20
District of Columbia....         2                .03                6,135.03            .01
Florida.................       473               7.42            7,853,819.75           7.86
Georgia.................       205               3.22            3,201,778.19           3.20
Hawaii..................        11                .17              121,131.88            .12
Idaho...................        16                .25              352.723.49            .35
Illinois................       120               1.88            2,864,583.24           2.86
Indiana.................        47                .74              447,005.80            .45
Iowa....................        28                .44            2,259,713.31           2.26
Kansas..................        28                .44              454,542.51            .45
Kentucky................        52                .82              438,126.44            .44
Louisiana...............        62                .97            1,473,425.13           1.47
Maine...................        11                .17              103,611.21            .10
Maryland................       136               2.13            1,614,093.14           1.61
Massachusetts...........       132               2.07            1,142,281.88           1.14
Michigan................        63                .99            1,301,427.91           1.30
Minnesota...............       140               2.20            2,234,154.59           2.23
Mississippi.............        59                .93            1,390,279.45           1.39
Missouri................       129               2.02            1,790,082.94           1.79
Montana.................         4                .06               82,690.50            .08
Nebraska................        18                .28              604,701.61            .60
New Hampshire...........        20                .31            1,385,885.08           1.39
New Jersey..............       225               3.53            1,890,022.74           1.89
New Mexico..............        84               1.32            1,319,366.90           1.32
Nevada..................        94               1.47            1,182,207.95           1.18
New York................       220               3.45            2,483,344.61           2.48
North Carolina..........       349               5.47            4,049,092.15           4.05
North Dakota............         4                .06               90,895.75            .09
Ohio....................        82               1.29            1,433,811.79           1.43
Oklahoma................        91               1.43            1,429,664.57           1.43
Oregon..................        95               1.49            1,314,960.60           1.31
Pennsylvania............        82               1.29            1,359,496.14           1.36
Rhode Island............        15                .24              177,774.90            .18
South Carolina..........       131               2.05            2,130,007.14           2.13
South Dakota............         6                .09              118,483.95            .12
Tennessee...............       175               2.75            2,201,539.97           2.20
Texas...................       726              11.39           11,949,447.88          11.96
Utah....................        37                .58            1,025,676.43           1.03
Vermont.................         4                .06               29,086.00            .03
Virginia................       159               2.49            1,799,517.31           1.80
Washington..............       124               1.95            2,911,019.91           2.91
West Virginia...........        13                .20              282,977.92            .28
Wisconsin...............        40                .63              605,686.71            .61
Wyoming.................         7                .11              159,476.86            .16
                             -----             ------         ---------------      ---------
Total...................     6,375             100.00%        $ 99,999,638.92         100.00%
                             =====             ======         ===============      =========

(1) Based on the address of the Obligor set forth in Green Tree's Records.

                       DISTRIBUTION OF CONTRACT AMOUNTS


                                                 AGGREGATE PRINCIPAL
   ORIGINAL CONTRACT         NUMBER OF CONTRACTS BALANCE OUTSTANDING  % OF POOL PRINCIPAL
 AMOUNT (IN DOLLARS)(1)       AS OF CUTOFF DATE   AS OF CUTOFF DATE         BALANCE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......        3,668          $ 21,973,188.62           21.97%
    Between $10,000 and
     $19,999................        1,839            25,931,325.73           25.93
    Between $20,000 and
     $29,999................          386             9,205,111.31            9.21
    Between $30,000 and
     $39,999................          135             4,608,993.38            4.61
    Between $40,000 and
     $49,999................           85             3,726,413.60            3.73
    Between $50,000 and
     $59,999................           53             2,861,871.70            2.86
    Between $60,000 and
     $69,999................           35             2,252,786.47            2.25
    Between $70,000 and
     $79,999................           25             1,866,762.14            1.87
    Between $80,000 and
     $89,999................           33             2,803,562.64            2.80
    Between $90,000 and
     $99,999................           17             1,598,195.99            1.60
    Between $100,000 and
     $109,999...............           16             1,675,531.80            1.68
    Between $110,000 and
     $119,999...............            9             1,021,974.03            1.02
    Between $120,000 and
     $129,999...............           10             1,240,903.92            1.24
    Between $130,000 and
     $139,999...............            9             1,218,844.46            1.22
    Between $140,000 and
     $149,999...............            5               722,215.33             .72
    Between $150,000 and
     $159,999...............            3               460,723.55             .46
    Between $160,000 and
     $169,999...............            9             1,484,690.45            1.48
    Between $170,000 and
     $179,999...............            1               175,500.00             .18
    Between $180,000 and
     $189,999...............            0                      .00             .00
    Between $190,000 and
     $199,999...............            3               578,912.96             .58
    Between $200,000 and
     $249,999...............           12             2,670,033.70            2.67
    Between $250,000 and
     $299,000...............            4             1,090,202.77            1.09
    Between $300,000 and
     $349,000...............            3               965,933.00             .97
    Between $350,000 and
     $399,000...............            2               764,000.00             .76
    Between $400,000 and
     $449,000...............            1               420,134.34             .42
    Between $450,000 and
     $499,000...............            4             1,914,550.00            1.91
    Between $500,000 and
     $549,000...............            0                      .00             .00
    Between $550,000 and
     $599,000...............            1               561,051.48             .56
    Between $600,000 and
     $649,000...............            1               641,845.75             .64
    Between $650,000 and
     $699,000...............            2             1,325,000.00            1.33
    Between $700,000 and
     $749,000...............            1               716,879.80             .72
    Between $750,000 and
     $799,000...............            0                      .00             .00
    Between $800,000 and
     $849,000...............            0                      .00             .00
    Between $850,000 and
     $899,000...............            0                      .00             .00
    Between $900,000 and
     $949,000...............            0                      .00             .00
    Between $950,000 and
     $999,000...............            0                      .00             .00
    Over $1,000,000.........            3             3,522,500.00            3.52
                                    -----          ---------------          ------
       Total................        6,375          $ 99,999,638.92          100.00%
                                    =====          ===============          ======

--------
(1) The largest original Contract amount is $1,330,000.00 which represents 1.33% of the aggregate principal balance of the Contracts as of the Cut-off Date.


                       YEAR OF ORIGINATION OF CONTRACTS



                                             AGGREGATE PRINCIPAL      % OF POOL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING      PRINCIPAL
YEAR OF ORIGINATION      AS OF CUTOFF DATE   AS OF CUTOFF DATE         BALANCE
-------------------      ------------------- ------------------- ---------------------
1997....................        6,375           $99,999,638.92           100.00%
                                -----           --------------           ------
   Total................        6,375           $99,999,638.92           100.00%
                                =====           ==============           ======

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                          AGGREGATE PRINCIPAL
                     NUMBER OF CONTRACTS  BALANCE OUTSTANDING
LOAN-TO-VALUE RATIO   AS OF CUTOFF DATE    AS OF CUTOFF DATE   % OF POOL PRINCIPAL BALANCE
-------------------  -------------------  -------------------  ---------------------------
Less than 61%......           485            $ 3,755,772.93                3.76%
61% to 65%.........           211              2,226,243.19                2.23
66% to 70%.........           291              2,870,213.51                2.87
71% to 75%.........           449              5,231,754.11                5.23
76% to 80%.........           711              8,682,214.35                8.68
81% to 85%.........           969             14,866,454.73               14.87
86% to 90%.........         2,243             34,139,236.79               34.14
91% to 95%.........           597             12,994,394.52               12.99
Over 95%...........           419             15,233,354.79               15.23
                            -----            --------------              ------
   Total...........         6,375            $99,999,638.92              100.00%
                            =====            ==============              ======

                                 CONTRACT RATES

                                              AGGREGATE PRINCIPAL
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING
     CONTRACT RATE         AS OF CUTOFF DATE   AS OF CUTOFF DATE   % OF POOL PRINCIPAL BALANCE
 ---------------------    ------------------- -------------------  ---------------------------
Less than 9.00001%......            37           $ 5,709,244.12               5.71%
9.00001% to 10.00000%...           625            26,848,083.16              26.84
10.00001% to 11.00000%..         1,418            26,044,849.94              26.04
11.00001% to 12.00000%..         1,098            16,212,433.15              16.21
12.00001% to 13.00000%..           677             7,916,934.46               7.92
13.00001% to 14.00000%..           376             3,645,884.76               3.65
14.00001% to 15.00000%..           825             5,815,719.98               5.82
15.00001% to 16.00000%..           418             2,601,852.99               2.60
16.00001% to 17.00000%..           359             2,079,096.64               2.08
Over 17.00000%..........           542             3,125,539.72               3.13
                                 -----           --------------             ------
   Total................         6,375           $99,999,638.92             100.00%
                                 =====           ==============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL
    MONTHS REMAINING    NUMBER OF CONTRACTS  BALANCE OUTSTANDING
    AS OF CUTOFF DATE    AS OF CUTOFF DATE    AS OF CUTOFF DATE   % OF POOL PRINCIPAL BALANCE
   ------------------   -------------------  -------------------  ---------------------------
Less than 15..........            10           $     48,889.01                 .05%
15 to 30..............           217              2,448,379.11                2.45
31 to 45..............           511              5,259,739.47                5.26
46 to 60..............         2,655             30,743,504.94               30.74
61 to 75..............           647              7,454,631.96                7.45
76 to 90..............           419              5,590,183.87                5.59
91 to 105.............           192              2,175,498.96                2.18
106 to 120............           810             16,135,402.19               16.14
121 to 135............             3                675,271.16                 .68
136 to 150............           551              9,879,458.27                9.88
151 to 165............             1                 31,485.25                 .03
166 to 180............           327             16,521,101.66               16.52
181 to 195............             1                 64,247.49                 .06
196 to 210............             0                       .00                 .00
210 to 225............             0                       .00                 .00
226 to 240............            31              2,971,845.58                2.97
                               -----           ---------------              ------
   Total..............         6,375           $ 99,999,638.92              100.00%
                               =====           ===============              ======